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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                          CASELLA WASTE SYSTEMS, INC.
           OFFER TO EXCHANGE 9.75% SENIOR SUBORDINATED NOTES DUE 2013
                REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR
            ALL OUTSTANDING 9.75% SENIOR SUBORDINATED NOTES DUE 2013

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Casella Waste Systems, Inc. (the "Company") made pursuant to
the prospectus, dated       , 2003 (the "Prospectus"), and the enclosed Letter
of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to U.S. Bank National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 2003 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 To: U.S. Bank National Association, Exchange Agent

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        BY HAND OR OVERNIGHT COURIER:                   BY FACSIMILE TRANSMISSION:

        US Bank National Association                   US Bank National Association
          Corporate Trust Services                       Corporate Trust Services
            180 East Fifth Street                   Attn: Specialized Finance 4th Floor
          St. Paul, Minnesota 55101                      Facsimile: (651) 244-1537
     Attn: Specialized Finance 4th Floor
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    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.
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    Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

    The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned.

                                       2
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                                               If Old Notes will be delivered by book-entry
Principal Amount of Old Notes Tendered:*       transfer, provide account number.

$ -----------------------------------------    Account Number: ---------------------------

Certificate Nos. (if available):

--------------------------------------------

--------------------------------------------

--------------------------------------------

Total Principal Amount Represented by Old
Notes Certificate(s):

$ -----------------------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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                                PLEASE SIGN HERE

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x -----------------------------------------    --------------------------------------------

x -----------------------------------------    --------------------------------------------
Signature(s) of Owner(s) or authorized         Date
Signatory

Area Code and Telephone Number:
--------------------------------------------------------------------------------------------

Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the certificate(s) for the Old Notes or on a security position listing, or by person(s)
authorized to become registered holder(s) by endorsement and documents transmitted with this
Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and furnish evidence of his or her authority as provided in the Letter of Transmittal.

                            PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
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                                       3
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                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at U.S. Bank National Association pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Stock Exchange trading days after the Expiration Date.

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Name of Firm: -----------------------------
                                               --------------------------------------------
                                               Authorized Signature

Address: -----------------------------------   Name: -------------------------------------
                                                          (Please Type or Print)

                                               Title: --------------------------------------
--------------------------------------------

Zip Code: ---------------------------------

Area Code and Tel. No.: ---------------------  Date: --------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES
SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.
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